                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Consulier Engineering, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          CONSULIER ENGINEERING, INC.
                         169 Tequesta Drive, Suite 31-E
                            Tequesta, Florida 33469


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, JULY 9, 1996

To the Shareholders of Consulier Engineering, Inc.:

         Notice is hereby given that an Annual Meeting of Shareholders of Consulier Engineering, Inc. (the "Company") will be held on Tuesday, July 9, 1996, at 3:00 P.M. at Michael's Restaurant, 285 South U.S. Highway One, Tequesta, Florida 33469, (Telephone: (407) 745-6747), for the following purposes:

         1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

         2. To ratify the appointment of BDO Seidman as the Company's public accountants for the fiscal year which began January 1, 1996.

         3. To transact any other such business as may properly come before the meeting or any adjournment thereof.

         Each shareholder of record at the close of business on June 3, 1996, is entitled to cast, in person or by proxy, one vote for each share of Common Stock held by such shareholder on such date.

                                              By Order of the Board of Directors


                                                  Thomas G. Weber, Secretary

Dated: June 5, 1996

  YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE FILL IN DATE, SIGN AND MAIL IT TODAY IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE WHICH
             REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          CONSULIER ENGINEERING, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, JULY 9, 1996


                               TABLE OF CONTENTS


PROXY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
   AND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

EXECUTIVE COMPENSATION  . . . . . . . . . . . . . . . . . . . . . . . . . .   7

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS  . . . . . . . . . . . . . .   8

APPOINTMENT OF INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . .   9

INTEREST OF MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . .  10

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

OTHER MATTERS COMING BEFORE THE MEETING . . . . . . . . . . . . . . . . . .  11

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                          CONSULIER ENGINEERING, INC.
                         169 TEQUESTA DRIVE, SUITE 31-E
                            TEQUESTA, FLORIDA 33469


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, JULY 9, 1996


                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Consulier Engineering, Inc. (the "Company"), a Florida corporation, of the accompanying proxy for use at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at Michael's Restaurant; 285 South U.S. Highway One; Tequesta, FL 33469, on July 9, 1996 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth in the foregoing Notice of Meeting. Only shareholders of record at the close of business on June 3, 1996 (the "Record Date"), are entitled to vote at the Meeting. Proxy material is being mailed on or about June 5, 1996, to the Company's shareholders of record on the Record Date. All references to the Company herein include its subsidiaries.

THE PROXY

         Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.01 par value (the "Common Stock"), held by such shareholder at the close of business on the Record Date. As of said date, there were 2,487,364 shares of Common Stock outstanding and entitled to vote.

         Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to him at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted to ratify the selection of the Company's auditors, and in favor of the election of directors.

         A plurality of the votes cast at the Meeting shall be necessary to elect a director. The affirmative vote of a majority of the votes cast at the meeting shall be necessary to approve the proposal numbered 2 in the Notice of Annual Meeting, i.e., the selection of independent public accountants.

         At the meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories:
FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the management nominee, WITHHOLD AUTHORITY from voting FOR the management nominee, or FOR another person to be elected as a director. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the six directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the six management nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more nominees opposing the six management nominees, the six candidates receiving the highest votes FOR will be elected, regardless of how many shares ABSTAIN.

         Shares of Common Stock represented by a duly executed proxy received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the re-appointment of the Company's existing auditors, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will in no way affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Company.

         It should be noted that Warren B. Mosler, Chairman of the Board of Directors of the Company, has the right to vote sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting of Stockholders. Mr. Mosler has indicated his intention to vote all of his shares for approval of the persons nominated as directors, and for re-appointment of the Company's existing auditors. Accordingly, any negative vote which a shareholder may cast will not have any effect on the outcome of any of the matters discussed in this proxy.

         This Proxy Statement, the accompanying proxy, and the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995, are being mailed on or about June 5, 1996, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

                             ELECTION OF DIRECTORS

         Six directors will be elected at the Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the six nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Each nominee is a member of the current Board of Directors, having been elected at the last Annual Meeting of Shareholders held on January 31, 1995. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than six nominees.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                                                         Other
                                           Director      Position(s)
          Nominee               Age         Since        With Company
          -------------------   ---        --------      ---------------------
          Warren B. Mosler       46          1985        Chairman of the Board

          Alan R. Simon, Esq.    45          1985        None

          Charles E. Spaeth      71          1992        Acting President
                                                         Acting CEO

          Burck E. Grosse        65          1992        None

          William R. Locke       49          1992        None

          Richard Hornstrom      35          1995        None


EXECUTIVE OFFICERS

         As of the Record Date, the executive officers of the Company were as follows:

                                                                   Year Became
                                       Officership(s)              Executive
Name                       Age         with Company                Officer
- ----------------           ---         --------------              -----------
Warren B. Mosler           46          Chairman of the             1985
                                       Board

Charles E. Spaeth          71          Acting President and        1996
                                       Acting Chief Executive
                                          Officer

Thomas G. Weber            49          Vice President-Finance,     1994
                                       Secretary, Treasurer
                                       and Chief Financial
                                          Officer

Each executive officer is elected to serve at the discretion of the Board of Directors.


BUSINESS HISTORY OF DIRECTORS AND EXECUTIVE OFFICERS

         The principal occupation of each executive officer of the Company and nominee for director is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

         Warren B. Mosler is the Chairman of the Board of Directors. Mr. Mosler has served as Chairman since inception of the Company and Chief Executive Officer from inception to March 1989 and from August 1989 to May 1994. From 1983 to the present, Mr. Mosler has been a principal in Adams, Viner & Mosler, Ltd., as a broker/dealer engaged in arbitrage and government securities trading in West Palm Beach, Florida.

         Charles E. Spaeth is the Company's Acting President and Acting Chief Executive Officer. He was elected to these offices upon the resignation of his predecessor, George E. Mount, in February 1996. He was employed as a Senior Project Engineer at Pratt & Whitney Aircraft from 1949 until his retirement in 1990.

         Thomas G. Weber is the Company's Vice President-Finance, Secretary, Treasurer and Chief Financial Officer. He was elected to these offices in January 1994. Prior to joining the Company, from 1986 to 1994 Mr. Weber was associated with Adams, Viner & Mosler, Ltd.

         Alan R. Simon is a director and the Company's General Counsel. He has been in the private practice of law in Boca Raton, Florida, since 1982.

         Burck E. Grosse has been President of BG Consulting Group, Inc., from 1991 to the present. From 1987 until 1991 he was Senior Vice President, Lear Group, Inc., a general contracting firm. He worked at General Motors Corporation from 1948 until 1987, where he last served as General Director, Technical Services.

         William Locke as been employed by First Federal of the Palm Beaches from 1971 to the present. He is currently Consumer Loan Officer and Coordinator of Indirect Dealer Lending.

         Richard Hornstrom has been a President of Trojan, Inc., a commodity trading advisor and commodity pool operator from September 1995 to the present.


BOARD MEETINGS

         During calendar year 1995 through June 3, 1996, one meeting of the Company's Board of Directors was held. All elected members of the Board attended this meeting.


BOARD COMMITTEES

         The Board of Directors of the Company has the following committees with members as listed:

          Executive Committee                     Warren B. Mosler
                                                  Alan R. Simon

          Affiliated Transaction Committee        Burck E. Grosse
                                                  William R. Locke
                                                  Alan R. Simon

          Audit Committee                         William R. Locke
                                                  Alan R. Simon

         The Executive Committee's functions include approval of all investments of the Company not otherwise approved by the full Board of Directors. The Affiliated Transaction Committee's functions include approval of all of the Company's transactions with related individuals, including significant stockholders, officers and directors. The Audit Committee's functions include review of various matters relating to the Company's financial statements.

         During calendar year 1995, one meeting of the Audit Committee was held. All members of that Committee attended the meeting. No meeting of any other Committee was held in 1995 or 1996.


FAMILY RELATIONSHIPS

         No family relationships exist amongst the directors and officers of the Company. Messrs. Mosler and Simon have been directors since the inception of the Company. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. If, however, any of the nominees should decline or be unable to act as a director, the shares represented by the enclosed proxy will be voted for such other person or persons as may be nominated by the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely on a review of Forms 4 and 5 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act with respect to fiscal 1995 and 1996, the Company believes that all required filings were made on a timely basis. Except as identified herein, the Company is not aware of any beneficial owner of 10% or more of the outstanding shares of the Common Stock, which is the only security that the Company registered under Section 12 of the Exchange Act.


SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of the Record Date, with respect to (i) any person or "group" known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer of the Company; (iv) each other executive officer who earned more than $100,000 in fiscal 1994; and (v) all directors and executive officers as a group. Each beneficial owner has advised the Company that he, she or it has sole voting and investment power as to the shares of the Common Stock, except that the warrants options described in the notes below do not have any voting power until exercised.

                              Name and                      Amount and               Percent of
                              Address of                    Nature of                Class at
          Title of            Beneficial                    Beneficial               November 30,
          Class               Owner                         Ownership                1994 (1)
         ---------        --------------------             -------------             ------------
         Common           Warren B. Mosler                 1,880,090 (2)                75.1%
         Stock            483 S. Beach Rd.
                          Hobe Sound, FL 33455

         Common           Burck E. Grosse                     12,500 (3)                  .6%
         Stock            11 Huntly
                          PB Gardens, FL 33418

         Common           Alan R. Simon                      120,000 (2)                 4.8%
         Stock            2255 Glades Rd. - A226
                          Boca Raton, FL 33431

         Common           Charles Spaeth                       5,000 (3)                  .2%
         Stock            13 Paddock Circle
                          Tequesta, FL 33469

         Common           William R. Locke                     5,000 (3)                  .2%
         Stock            12734 Pineacre Lane
                          WPB, FL 33414

         Common           Thomas G. Weber                          5,000 (3)              .2%
         Stock            2581 Village Blvd.
                          WPB, FL 33409

         Common           All directors and                    1,923,540                76.0%
         Stock            executive officers
                          as a group, excluding
                          duplications (7 people)

_________________________

(1) The percentages computed in this column are based upon 2,499,496 shares of the Common Stock outstanding as of the Record Date and upon effect being given, where appropriate, pursuant to Rule 13d-3(d)(3)(1) under the Exchange Act and Regulation S-B, Item 403, to shares issuable to the named persons or group upon the exercise of options and warrants which are currently exercisable by them or exercisable by them within sixty days of the Record Date and to shares subject to their voting control.

(2) Includes stock options to acquire 3,510 shares of the Company's Common Stock at $.10 per share.

(3) Consists of stock options granted under the Company's Tandem Stock Option Plan. Exercise prices for the options range from $.01 to $.50 per share.


                             EXECUTIVE COMPENSATION

         The following tables and notes present for the three years ended December 31, 1995, compensation paid by the Company to Warren B. Mosler, its Chairman and former CEO through May 1994, and to George E. Mount, its former President and Chief Executive Officer. Mr. Mount was the only executive officer whose total salary and bonus exceeded $100,000 in any of the three years ended December 31, 1995. Mr. Mount resigned his position in February of 1996 at which time Charles E. Spaeth was named Acting President and Chief Executive Officer with an annual salary of $20,800.

SUMMARY COMPENSATION TABLE

                                                                 Annual
              Name and                      Fiscal            Compensation
              Principal Position             Year               - Salary
              ------------------            ------            ------------
              Warren B. Mosler,              1995               $ 75,000
              Chairman of the Board          1994               $ 75,000
                                             1993               $ 44,711

              George E. Mount                1995               $102,000
              Former President               1994               $ 68,262
              Former CEO                     1993               $  -0-

Certain columns have been omitted from the above table because there is no compensation required to be reported in such columns. All other 1995 compensation has been comparable to 1994 levels.


OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

         The Company did not grant any options or stock appreciation rights to any person in fiscal 1995, or during the first five months of 1996.


AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The Aggregated Fiscal Year-End Option Table is omitted because there is no disclosure of exercises or year-end holdings required to be reported.


LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or pension plans.


COMPENSATION OF DIRECTORS

         Directors are compensated $100 for attendance at each Board of Directors meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         AVM, a broker/dealer in U.S. Government securities formed in October 1983, is an Illinois limited partnership located in West Palm Beach, Florida. AVM is registered with the Commodity Futures Commission as a Futures Commission Merchant ("FCM") and conducts its FCM business with other broker/dealers on a fully disclosed basis. AVM is registered as a broker/dealer with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The firm is generally engaged in the brokerage of U.S. Government securities, other fixed income instruments, and arbitrage transactions and presently employs 39 people in addition to its three general partners. Mr. Mosler is one of the founders of AVM and is a general partner.

         Under the partnership agreement, Consulier may withdraw all or any portion of its capital account upon thirty (30) days' written notice. Also, AVM's general partners may cause withdrawal of the Company from the partnership through payment of value of the Company's capital account.

         As of December 31, 1995, and March 31, 1996, the Company's limited partnership interest represented approximately thirteen percent (13%) and twelve percent (12%), respectively, of AVM's total partnership capital. Allocation of the partnership's income to its partners varies based on amounts of appreciation of the partnership's assets and operating profits of the partnership. Based on earnings distributions provided in the partnership agreement, the Company was allocated approximately eight percent (8%) of AVM's earnings during 1995 totaling approximately $1,927,000. During the first three months of 1996, the Company was allocated approximately eight percent (8%) of AVM's earnings totaling approximately $376,000.


                      APPOINTMENT OF INDEPENDENT AUDITORS

         On January 31, 1995, the Board of Directors selected BDO Seidman as the Company's independent public accountants for the fiscal year commencing January 1, 1995. Such firm has acted as the Company's independent public accountants since December 12, 1991, and has advised the Company that no member of such firm or any member thereof has any financial interest in the Company.

         Although neither federal nor state law requires the approval of the auditors by shareholders, the Board believes that, in view of the importance of financial statements to the shareholders, the selection of independent public accountants should be passed on by shareholders. Accordingly approval of the following resolution will be requested at the Meeting:

         "RESOLVED, That the Board of Directors' appointment of BDO Seidman to serve as the Company's independent public accountants for the fiscal year beginning January 1, 1996, be, and the same hereby is, ratified and approved."

         The Board of Directors recommends a vote FOR the foregoing resolution because of the familiarity of BDO Seidman with the Company's financial and other affairs. In the event that the shareholders disapprove of the selection, the Board of Directors will consider the selection of another auditor.

         A member of BDO Seidman will be present at the Meeting. He will not make any statement but will answer any questions any shareholder may have with respect to the financial statements of the Company for fiscal 1995.


                             INTEREST OF MANAGEMENT

         Other than the election of directors, there is no other proposal in the Notice of Annual Meeting as to which the directors and executive officers have any special interest, although they recommend the approval of all proposals by the shareholders.


                              FINANCIAL STATEMENTS

         The following financial statements, management's discussion and analysis, and market information, all of which appear in the 1995 Annual Report which accompanies this Proxy Statement, are incorporated herein by this reference.

         1.  Report of Independent Auditors . . . . . . . . . . . . . . . .  F-2

         2.  Consolidated Balance Sheets at December 31, 1995
             and 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-3

         3.  Consolidated Statements of Income for the Years
             Ended December 31, 1995 and 1994 . . . . . . . . . . . . . . .  F-4

         4.  Consolidated Statements of Stockholders' Equity for
             the Years Ended December 31, 1995 and 1994 . . . . . . . . . .  F-5

         5.  Consolidated Statements of Cash Flow for the Years
             Ended December 31, 1995 and 1994 . . . . . . . . . . . . . . .  F-6

         6.  Notes to Consolidated Financial Statements . . . . . . . . . .  F-7

         7.  Management's Discussion and Analysis or
             Plan of Operations . . . . . . . . . . . . . . . . . . . . . .   11

         8.  Market Information . . . . . . . . . . . . . . . . . . . . . .   10

         The following financial statements and management's discussion and analysis, all of which appear in the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, copies of which report and amendment accompany this Proxy Statement, are incorporated herein by this reference:

         1.  Consolidated Balance Sheets at March 31, 1996
             (unaudited) and December 31, 1995  . . . . . . . . . . . . . .  3

         2.  Consolidated Statements of Operations for the Three
             Month Periods Ended March 31, 1996 and 1995 (Unaudited)  . . .  4

         3.  Consolidated Statements of Cash Flows for the Three
             Month Periods Ended March 31, 1996 and 1995 (Unaudited)  . . .  5

         4.  Notes to Financial Statements (Unaudited)  . . . . . . . . . .  6

         5.  Management's Discussion and Analysis or
             Plan of Operation  . . . . . . . . . . . . . . . . . . . . . .  8


                    OTHER MATTERS COMING BEFORE THE MEETING

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the two proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.


                                 MISCELLANEOUS

         The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers or directors of the Company or its subsidiaries.

         Shareholder proposals for inclusion in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held in July 1997 must be received no later than a reasonable time before the solicitation for such meeting is made.

         A copy of the 1995 Annual Report accompanies this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB (i.e., the 1995 Annual Report). A copy of any exhibits to the 1995 Annual Report, as amended, may be obtained by written or oral request to

Thomas G. Weber, Chief Financial Officer of the Company, at the principal office of the Company, the address of which is set forth in the introductory paragraph to this Proxy Statement. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

                                              By Order of the Board of Directors

                                              THOMAS G. WEBER, Secretary

                                                                      APPENDIX A

PROXY                     CONSULIER ENGINEERING, INC.
                        169 TEQUESTA DRIVE - SUITE 31-E
                              TEQUESTA, FL 33469

         THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS WARREN B. MOSLER AND THOMAS G. WEBER AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THYEM TO VOTE AS DESIGNATED BELOW, ALL SHARES OF COMMON STOCK OF CONSULIER ENGINEERING, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 3, 1996 AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 1996, OR ANY ADJOURNMENT THEREOF.

1. ELECTION OF DIRECTORS (SEE PROXY STATEMENT)
                      FOR                       AGAINST                  ABSTAIN
              -------                   -------                  -------

         (INSTRUCTION: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT AUDITORS (SEE PROXY STATEMENT)
                      FOR                       AGAINST                  ABSTAIN
              -------                   -------                  -------


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, AND FOR PROPOSAL 2.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR CERTIFICATE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


   DATED:                   , 1996         NUMBER OF SHARES HELD:
          -----------------                                      ---------------

   -----------------------------------     -------------------------------------
   PLEASE TYPE OR PRINT YOUR NAME(S)       SIGNATURE


   -----------------------------------     -------------------------------------
   PLEASE TYPE OR PRINT YOUR NAME(S)       SIGNATURE

IF YOU HAVE HAD A CHANGE OF ADDRESS, PLEASE PRINT OR TYPE YOUR NEW ADDRESS IN THE LINES BELOW:


   -----------------------------------    PLEASE MARK, SIGN, DATE AND
                                          RETURN THIS PROXY PROMPTLY
   -----------------------------------    USING THE ENCLOSED ENVELOPE.

   -----------------------------------